Cleansing Materials

October 2025

Disclaimer

spirit

This presentation and the information contained herein and any information provided at any presentation in connection herewith (the "Material") are being made available on a strictly confidential basis in accordance with the terms of the confidentiality agreement between Spirit Aviation Holdings, Inc. and certain members of the Ad Hoc Group of holders of notes issued under that certain Indenture originally dated as of March 12, 2025 (as further amended, restated, amended and restated, supplemented, or otherwise modified from time to time, the "Indenture").

No representation or warranty, express or implied, is made as to the accuracy or completeness of such information and nothing contained herein is, or shall be relied upon as, a representation, whether as to the past, the present or the future. These materials were designed for use by the specific persons familiar with the business and affairs of the Company. These materials are not intended to provide the sole basis for evaluating and should not be considered a recommendation with respect to, any transaction or other matter. All information included in these materials is subject to material change in all respects.

This presentation does not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification or such securities under the securities law of any such jurisdiction. Securities may not be offered or sold in the United States absent registration with the Securities and Exchange Commission (the "SEC") or an exemption from such registration.

This Material may not be reproduced or redistributed, in whole or in part, to any person, including without limitation, by email or any other means of electronic communication. The Material includes certain information regarding the Company and its affiliates that has not been publicly disclosed. You are reminded of your agreement (i) not to disclose such information (or the fact of this presentation and the related discussions) to any person outside your organization or to others within your organization (unless they are also subject to these restrictions), except as may be required by law, regulation or court order, and (ii) to comply with all laws and regulations applicable to the holding of such information.

This presentation includes presentations of "non-GAAP financial measures" as defined under the rules of the SEC. These non-GAAP financial measures are commonly used by management and investors as performance measures and liquidity indicators and provide management and investors the ability to measure the performance of the Company on a consistent basis. These non-GAAP financial measures are not considered measures of financial performance under generally accepted accounting principles ("GAAP") and the items excluded therefrom are significant components in understanding and assessing our financial performance. These non-GAAP financial measures should not be considered superior to and are not intended to be considered in isolation or as an alternative to GAAP measures such as total operating expenses, net income, cash flows provided by or used in operating, investing or financing activities, net capital expenditures or other financial statement data presented in the Company's consolidated financial statements as an indicator of financial performance or liquidity. These non-GAAP financial measures have limitations as analytical tools. Because of these limitations, determinations of the Company's operating performance excluding unrealized gains and losses or special items should not be considered in isolation or as a substitute for performance measures calculated in accordance with GAAP. These non-GAAP financial measures may be presented on a different basis than other companies using similarly titled non-GAAP financial measures. We encourage you to review our financial statements and our filings with the Securities and Exchange Commission and not rely on any single financial measure.

Forward-Looking Statements in this presentation and certain oral statements made from time to time by representatives of the Company contain various forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act") which are subject to the "safe harbor" created by those sections. Forward-looking statements are based on our management's beliefs and assumptions and on information currently available to our management. All statements other than statements of historical facts are "forward-looking statements" for purposes of these provisions. In some cases, you can identify forward-looking statements by terms such as "may," "will," "should," "could," "would," "expect," "plan," "anticipate," "believe," "estimate," "project," "predict," "potential," and similar expressions intended to identify forward-looking statements. Forward-looking statements include, without limitation, guidance for 2025 and future years and statements regarding the Company's intentions and expectations regarding revenues, cash burn, capacity and passenger demand, additional financing, capital spending, operating costs and expenses, pre-tax income, pre-tax margin, taxes, hiring, aircraft deliveries, stakeholders, negotiations with Pratt & Whitney regarding neo engine availability issues and reimbursements, vendors and government support. Such forward-looking statements are subject to risks, uncertainties and other important factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by such forward-looking statements. Factors include, among others, results of operations and financial condition, the competitive environment in our industry, our ability to keep costs low and the impact of worldwide economic conditions, including our Chapter 11 reorganization under the Bankruptcy Code, the impact of economic cycles or downturns on customer travel behavior, and other factors, as described in the Company's filings with the Securities and Exchange Commission, including the detailed factors discussed under the heading "Risk Factors" in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2024. Furthermore, such forward-looking statements speak only as of the date of this presentation unless otherwise noted. Except as required by law, we undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. Risks or uncertainties (i) that are not currently known to us, (ii) that we currently deem to be immaterial, or (iii) that could apply to any company, could also materially adversely affect our business, financial condition, or future results. Additional information concerning certain factors is contained in the Company's Securities and Exchange Commission filings, including but not limited to the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K.

All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements set forth or referred to above. Forward-looking statements speak only as of the date of this presentation unless otherwise noted. You should not put undue reliance on any forward-looking statements.

Situation Overview

Since emerging from bankruptcy in March 2025, Spirit has faced mounting challenges, driven primarily by greater market headwinds than anticipated and company-specific operational issues; we are pleased today to walk you through our updated business plan, which will capitalize on the tools available in chapter 11 to transform the airline

- Post-COVID, the domestic airline industry has suffered from several market headwinds:
  - Intensifying competition and pricing pressure driven by growth in Basic Economy offerings
  - Overcapacity, particularly in the low-cost space
  - Persistent inflation in airport, labor, and maintenance costs
- Spirit has also endured substantial company-specific issues including:
  - Grounded GTF-powered aircraft due to engine availability issues, with additional aircraft forecasted to be grounded over next two years
  - Expiring credit card processing agreement
  - Notice of default on certain existing leases and termination of committed lease agreements covering 36 undelivered craft

Over the past few months, Spirit's new management team has been working to address these challenges via:

- Elimination of unprofitable routes to refocus on opportunities with higher profit potential and strategic defensibility
- Reaching a multi-year credit card processing agreement extension
- Bolstering liquidity by $250mm through a sale-leaseback of spare engines and fully drawing revolver capacity
- Developing a comprehensive Transformation Plan centered on optimizing its network, fleet, product mix, and cost structure

The notice of default received on August 25th led Spirit's board of directors to determine that a high-speed chapter 11 filing was necessary to protect Spirit, and in the best interests of all Spirit stakeholders

Situation Overview (Cont'd)

Unlike its prior filing, which was focused exclusively on reducing Spirit's funded debt and raising equity, the board's objectives with this Chapter 11 filing are to fully transform the company and ensure a viable go-forward business, by:

i. Redesigning the network to focus on proven routes and natural strengths

ii. Aligning the fleet to match the revised network plan, reduce costs and improve operational performance

iii. Completing product changes to drive premium revenue

iv. Optimizing the company's cost structure, including its engine maintenance and support contracts

The value maximizing outcome may be a merger or sale of the Company; Spirit is actively working to explore all potential opportunities

- The Company is actively engaged in discussions with a number of interested counterparties

Situation Overview (Cont'd)

spirit

Despite its challenges, Spirit has demonstrated a strong track record of operational performance and customer experience:

- 2nd Place On-Time Departures[1]
- 3rd Place On-Time Arrivals[1]
- 6th Place Completion Factor[1]
- The highest Net Promoter Score (NPS) in the Company's history

Spirit's new management team believes that it has developed a compelling Transformation Plan that results in ~$900mm of 2027 EBITDAR once all identified initiatives have been implemented, with additional upside in the out years

Non-GAAP - (millions $)	2025	2026	2027	2028	2029
Total Revenue	$3,907	$3,535	$3,984	$4,547	$5,050
% change		*(9.5%)*	*12.7%*	*14.1%*	*11.1%*
Total Operating Expenses	4,726	3,510	3,588	3,957	4,349
Operating Income	(819)	24	396	590	701
Operating Margin	*(21.0%)*	*0.7%*	*9.9%*	*13.0%*	*13.9%*
Net Income	(804)	(145)	219	378	471
Net Margin	*(20.6%)*	*(4.1%)*	*5.5%*	*8.3%*	*9.3%*
Adj. EBITDA	(568)	298	706	945	1,102
Adj. EBITDA Margin	*(14.5%)*	*8.4%*	*17.7%*	*20.8%*	*21.8%*
Adj. EBITDAR	(62)	473	896	1,203	1,457
Adj. EBITDAR Margin	*(1.6%)*	*13.4%*	*22.5%*	*26.4%*	*28.9%*
ASMs (000s)	40,438,477	32,245,907	33,435,128	36,485,915	39,545,897
TRASM (incl. Rev Initiatives)	9.66c	10.96c	11.91c	12.46c	12.77c
CASM (excl. Fuel)	9.17c	8.37c	8.22c	8.33c	8.51c
Fuel Cost Per Gallon (economic)	$2.45	$2.30	$2.29	$2.32	$2.31

Key drivers of the forecast include:

- Revenue / TRASM: Assumes 2027 TRASM uplift driven by capacity reductions, network changes, product initiatives, and inflation/GDP growth
- Fleet / ASM: Fleet reduction resulting in $400mm annual rent savings
- Labor: includes savings from furloughs and other identified actions (some of which have already been actioned)

1. Metrics per Department of Transportation

FY25 EBITDAR Bridge

Industry headwinds, insufficient cost reductions to offset capacity decline, and slower execution of revenue and product change initiatives drove a significant variance vs. the POR FY'25 Forecast



Net -$329mm
$665.5
($585.4)
$12.6
$118.0
$125.4
($381.5)
($16.8)
($62.1)
PoR FY'25 Adj. EBITDAR
Capacity Reduction(1)
Salaries, Wages, & Benefits
Aircraft Fuel Costs(2)
Other Operating Expenses(3)
Price: Industry Impact(4)
Price: Company Specific(5)
Revised FY'25 Adj. EBITDAR

1. Represents the revenue impact from the revision to ASMs at the POR TRASM.
2. Comprised of $6.5mm loss from price per gallon, $12mm loss from gallons per ASM, and $136mm gain from total gallon savings.
3. Comprised of Distribution, Maintenance and Repair, and other operating expenses.
4. Calculated as the change in analyst consensus estimates from February 2025 to present, multiplied by the Company's relevant KPIs.
5. Calculated as difference between total Company TRASM delta minus Industry Impact.

Transformation Plan

Transformation Plan: Key Elements

spirit

- Spirit's management team has developed a comprehensive plan to accelerate the Company's transformation into America's leading value carrier, with the right products in the right markets, and a clear path to long-term sustainable profitability

	Initiative	Description	Run-Rate Contribution Impact	Status
1	**Network Redesign**	> Eliminate unprofitable flying and redeploy capacity to markets where Spirit has natural strengths	~450mm	Nov-25+
2	**Fleet Plan**	> Shed aircraft leases, reducing balance sheet debt and lease obligations by over ~$3.0bn > Intent to keep mid-life owned A320 and A321 ceos	~400mm	Nov-25+
3	**Product and Revenue Management**	> Reposition brand to capture capacity share, shifting from budget traveler to value-seeking audience > Increase number of Premium Economy seats	~185mm	Nov-25+
4	**Competitive Cost Structure**	> Reduce airport gate rent, advertising spend, overhead, review non-core vendor expenses, and normalize one-time expenses > Right-size headcount / labor expense > Modify third-party ground handling and maintenance agreements	~450mm	Sep-25+
	Total Opportunity		**1,485mm**	

② Fleet Restructuring: Fleet Summary

spirit

Status Quo and Fleet Restructuring Plan

- Business plan assumes a reduced network in 2026 followed by growth in 2027-2029
- Spirit's network has most recently operated at 140-144 lines of flying
- As of September 2025[1], Spirit Airlines had 214 aircraft in its fleet, only 158 of which were available to fly
  - 20 A320/A321ceos are held for sale for potential transaction
  - At the time of the filing, 38 of Spirit's 123 A320/A321neos were parked due to powdered metal issues on GTF engines
  - An additional 40+ A320/A321neos will be parked for powdered metal issues over next two years

Bankruptcy Considerations:

- Spirit's leased fleet of 166 aircraft is spread across 20 lessors
- Lease rates are generally below market, and Spirit does not pay maintenance reserves on any aircraft leases
- The restructured fleet strategy will:
  - Seek negotiated improvements or liquidity from lessors with leased aircraft which remain in the fleet

Fleet reductions would result in annualized estimated rent savings of $400mm and reduction in capitalized lease liability of over $3.0bn.
Spirit will also avoid nearly $700mm in contingent maintenance liability.

1. As of September 9th, 2025.

③ Product & Revenue: Narrowing the Revenue Share Gap

spirit

Value of ~$185mm in product and RM initiatives

Product and RM Contributions ($ mm)


90
30
35
30
185
Premium Seating
Product Simplification
Revenue Management
Other Projects
Total

Notes:
- Reflective of 2027 revenue expectations
- Does not include Spirit First Seating which is expected to implemented in the future.
- Other includes E-Comm and new partner products.

④ Competitive Cost Structure: 2025 Status Quo Cost Position

- Operating costs are currently forecast at ~$5.0bn for 2025 (~$3.9bn ex. fuel). While costs are forecasted to be lower in 2025 vs. 2024, the pace of reduction has not matched the airline's reduced size resulting in an increase in CASM ex. fuel
- A detailed cost review indicates opportunity for over $450mm in reductions relative to the 2025 forecast, on an annualized basis, over and above savings attributed to fleet reduction

Status Quo 2025 Operating Cost

USD (M), 2025, Actuals May YTD + 7-month forecast



5,019
207 (4%)
Maintenance, Materials, and Repairs
256 (5%)
Depreciation and Amortization
588 (12%)
Aircraft Rent
1,097 (22%)
Aircraft fuel
1,353 (27%)
Airports and Other Expenses
1,518 (30%)
Salaries, Wages, and Benefits

Note: Excludes Pratt & Whitney credits.

④ Competitive Cost Structure: Initiative Summary

spirit

Cost Initiative Area	Opportunity Description	Run-Rate Savings ($ mm)
Labor	• Rightsizing the workforce to align with reduced operations to target lower reserve ratios / higher productivity	$211
Other Expenses	• Review vendor contracts, reducing non-core vendor spend and renegotiating key contracts • Renegotiate maintenance service provider contracts to market rates • Reduce advertisement spend consistent with prior-year levels	123
Airports	• Reduction in preferred access gates and other airport rents to re-align to the new network • Revising ground-handling standards, improve airport operations resource planning, and renegotiate 3rd-party contracts	116
	Total:	***$450***

Financial Projections

Summary Base Case Drivers & Assumptions

Key Assumptions		Description
Revenue Drivers	Capacity (ASMs)	• In line with anticipated fleet reduction, capacity expected to decline by ~20% in FY'26 and resume modest growth in FY'27 before stabilizing at a ~9% p.a. growth rate thereafter • Driven by fleet restructuring, enhanced product offerings, and network redesign, TRASM expected to grow from 9.66¢ in FY'25 to 12.77¢ over forecast period
Revenue Drivers	Pricing	• Average total pax revenue / pax segment forecasted to increase
Cost Drivers	Fleet Reduction	• Fleet reductions expected to result in $400mm annualized rent savings starting Nov'25
Cost Drivers	Sales, Wages & Benefits	• Two furloughs included throughout the forecast period, one already executed • Forecast includes $211mm of run rate labor cost reductions (some of which have already been actioned)
Cost Drivers	Other	• Interest savings related to automatic stay from the bondholders • Fuel / gallon assumed at $2.45 in FY'25 decreasing to $2.29 by FY'27 • Lower advertising spend and contract renegotiations for tech ops, management of ground-handling • Review of non-core vendors and renegotiation of main providers (e.g. IT)
Cash Flow		• Non-Aircraft Capex forecasted at 1 – 2% of revenue over forecast period • No additional asset sales assumed in FY'25
Bankruptcy Overlays		• Assumes ~5% book-away during first 3 months post filing • Reflects the chapter 11 filing date on August 29th • Due to the quick entrance into bankruptcy, anticipate modest levels of trade payables were stretched / deferred at the pre-petition date. This was offset, in part, by certain pre-filing payments to ensure continued operations (e.g. fuel, airport / customer activities, D&O tail, employee support, etc.)

Financial Overview

Spirit's Transformation Plan will be fully implemented by the end of 2027, resulting in ~$900mm in EBITDAR and ~$220mm net income

Period Ending	12/31/2025	12/31/2026	12/31/2027	12/31/2028	12/31/2029
Non-GAAP - (millions $)	**FY' 25**	**FY' 26**	**FY' 27**	**FY' 28**	**FY' 29**
Total Revenue	**$3,907**	**$3,535**	**$3,984**	**$4,547**	**$5,050**
% change		*(9.5%)*	*12.7%*	*14.1%*	*11.1%*
Cost of Operations	2,950	2,250	2,249	2,428	2,609
Aircraft Fuel	1,019	812	839	917	983
Aircraft Rent	506	175	189	258	356
Depreciation and Amortization	251	273	311	355	401
Total Operating Expenses	**4,726**	**3,510**	**3,588**	**3,957**	**4,349**
Operating Income	**(819)**	**24**	**396**	**590**	**701**
Operating Margin	*(21.0%)*	*0.7%*	*9.9%*	*13.0%*	*13.9%*
Total Non-Operating Expenses	220	212	113	101	92
Pre-Tax Income	**(1,039)**	**(187)**	**283**	**489**	**609**
Pre-Tax Margin	*(26.6%)*	*(5.3%)*	*7.1%*	*10.7%*	*12.1%*
Net Income	**(804)**	**(145)**	**219**	**378**	**471**
Net Margin	*(20.6%)*	*(4.1%)*	*5.5%*	*8.3%*	*9.3%*
Adj. EBITDA	(568)	298	706	945	1,102
Adj. EBITDA Margin	*(14.5%)*	*8.4%*	*17.7%*	*20.8%*	*21.8%*
Adj. EBITDAR	(62)	473	896	1,203	1,457
Adj. EBITDAR Margin	*(1.6%)*	*13.4%*	*22.5%*	*26.4%*	*28.9%*
ASMs (000s)	40,438,477	32,245,907	33,435,128	36,485,915	39,545,897
% change		(20.3%)	3.7%	9.1%	8.4%
TRASM (incl. Rev Initiatives)	9.66c	10.96c	11.91c	12.46c	12.77c
CASM (excl. Fuel)	9.17c	8.37c	8.22c	8.33c	8.51c
Fuel Cost Per Gallon (economic)	$2.45	$2.30	$2.29	$2.32	$2.31

Please see the following page for more detail on the key drivers of Spirit's expected improvements in TRASM

FY’25 to FY’27 TRASM Bridge

43% of TRASM improvements expected to result simply from the capacity reduction


13.00c
12.00c
11.00c
10.00c
9.00c
8.00c
7.00c
9.66c
0.97c
0.37c
0.55c
0.35c
11.91c
FY’25 TRASM
Capacity & Size
Network Initiatives
Product
Industry Environment
FY’27 TRASM

FY'25 to FY'27 CASM (excl. fuel) Bridge



9.50c
9.00c
8.50c
8.00c
7.50c
7.00c
9.17c
(0.69c)
(0.39c)
0.31c
(0.18c)
8.22c
FY'25 CASM Ex. Fuel
AC Rent
SWB
D&A
Other Operating Expenses
FY'27 CASM Ex. Fuel

FY'25 to FY'27 EBITDAR Bridge



($62.1)
($676.7)
$325.0
$372.0
$318.0
Aircraft ownership savings
Capacity
$450.0
$125.0
$185.0
$177.4
$895.6
Initiatives
FY'25 Adj. EBITDAR
Capacity Reduction (Vol)
Capacity Reduction (TRASM)
Capacity Reduction (Cost)
Cost Initiatives
Network Redesign
Product and Revenue Management
GDP / PPG Other
FY'27 Adj. EBITDAR

Appendix

Revised FY25 Budget

The below cash flow forecast excludes one-time liquidity initiatives, restructuring costs[1], and the Elavon collateral holdback.

$ in mm	Q1'25	Q2'25	Q3'25	Q4'25	FY'25
Revenue	**$1,012**	**$1,020**	**$951**	**$924**	**$3,907**
(-) Cost of Operations	(789)	(740)	(757)	(664)	(2,950)
(-) Aircraft Fuel	(281)	(260)	(265)	(213)	(1,019)
(-) Aircraft Rent	(151)	(141)	(139)	(76)	(506)
(-) D&A	(66)	(63)	(57)	(64)	(251)
Adj. Operating Income	**($275)**	**($184)**	**($268)**	**($92)**	**($819)**
(+) Aircraft and Supplemental Rent	151	141	139	76	506
(+) D&A	66	63	57	64	251
Adj. EBITDAR	**($57)**	**$19**	**($72)**	**$47**	**($62)**
(-) Revenue vs Sales	(12)	(69)	(25)	(7)	(112)
(-) Cash Aircraft and Supplemental Rent	(180)	(185)	(155)	(92)	(612)
(-) Other[2]	68	74	9	32	183
Net Operating Cash Flow	**($181)**	**($160)**	**($241)**	**($20)**	**($603)**
(+) Heavy Maintenance	(8)	(78)	(48)	(55)	(188)
(+) Other Non-Operating Items	(4)	(0)	(0)	1	(3)
(-) CapEx	17	1	(24)	(23)	(28)
UFCF (excl. liquidity initiatives and restructuring items)	**($175)**	**($237)**	**($314)**	**($97)**	**($823)**
(-) Debt Service and Interest Income	(83)	(30)	(61)	(61)	(234)
LFCF (excl. liquidity initiatives and restructuring items)	**($258)**	**($267)**	**($374)**	**($158)**	**($1,058)**

1. Initial estimate of ~$165mm from filing through FY'26.
2. Includes prepayments, P&W credits, and cash accrual timing adjustments.

Recent and Near-Term Liquidity Initiatives

spirit

Initiative	Net Proceeds ($)	Timing
EETC 2025 Debt Raise	$167mm[(1)]	Completed
Spare Engines SLB	$250mm[(2)]	Completed
RCF Draw	$275mm	Completed
A320ceo Aircraft Refinancing	$130-160mm	Ongoing
Headquarters Monetization	$100-200mm	TBD
Excess Gates	TBD	Q3/Q4 2025
DTW Hangar SLB	TBD	TBD

1. Corresponds to proceeds which were used to fund cash to balance sheet.
2. Proceeds utilized to fund operations, collateral deposit requirements, and professional fees prior to filing.

Overview of Select Assets

Asset	Description	Asset Appraised Value Estimate[1]
Headquarters	Headquarters in Dania Beach, Florida: Consists of a single-tenant office building, training center, amenity building, and an adjacent 200-unit multifamily corporate housing complex	$200mm - $250mm
LGA Slots	22 arrival and departure slots at New York's LaGuardia Airport	$80mm - $95mm
EETC Aircraft	10 Airbus A320-200 aircraft and 17 Airbus A321-200 aircraft	$750mm - $975mm
Exit Notes Engine Collateral	4 V2500-A5 engines	$20mm - $30mm
RCF Engine Collateral	6 PW1100G and 8 V2500-A5 engines	$125mm - $175mm
Spare Parts	Component Inventory consisting of 200,103 spare part line items	$150mm - $200mm
Simulators	Flight simulators	$30mm - $40mm
Ground Service Equipment	Misc. tractors, trailers, and carts	$0mm - $3mm

1. Based on third-party appraisals, net book value, and / or other methodologies, as available and appropriate. Illustrative and subject to material change.

spirit

Near-Term Liquidity Forecast
As of October 8th, 2025

($ in mm)

Week Ending:	Oct-11	Oct-18	Oct-25	Nov-01	Nov-08	Nov-15	Nov-22	Nov-29	Dec-06	Dec-13	Dec-20	Dec-27	Jan-03
Receipts	$35	$61	$215[1]	$66	$55	$66	$66	$87	$100	$76	$98	$110	$74
Disbursements	(78)	(121)	(67)	(247)	(60)	(132)	(89)	(141)	(65)	(116)	(80)	(100)	(109)
Net Cash Flow	**($42)**	**($60)**	**$148**	**($181)**	**($5)**	**($65)**	**($23)**	**($53)**	**$35**	**($40)**	**$18**	**$10**	**($35)**
Ending Cash (excl. DIP)[2]	**$594**	**$534**	**$682**	**$502**	**$497**	**$432**	**$409**	**$355**	**$390**	**$351**	**$368**	**$379**	**$344**
(+) DIP Funding (Cumulative through Third Draw)[3]	–	194	194	194	243	243	243	243	243	340	340	340	340
Ending Cash (incl. DIP)[2]	**$594**	**$728**	**$876**	**$696**	**$739**	**$674**	**$651**	**$598**	**$633**	**$690**	**$708**	**$718**	**$684**

1. Includes estimated proceeds from settlements (subject to court approval).
2. Includes the carve out funds (ranges from $86–140mm), $170-291mm of cash in Encumbered Accounts, and ~$200mm of restricted cash balance throughout the forecast period; amounts are estimates and subject to change.
3. Does not include the amounts available to the Company under the Fourth DIP draw ($100mm); assumed to occur outside the forecast period shown here.